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                                                                   Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 21, 1996, in the Registration Statement on Form S-1 (No. 333-23401), as amended, and related Prospectus of 800-JR Cigar, Inc., for the registration of 3,000,000 shares of its common stock.



                                            Ernst & Young LLP

MetroPark, New Jersey
June 2, 1997